Offerings - Offering: 1	May 14, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 100,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,810.00
Offering Note	Calculated for the purpose of determining the filing fee in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The proposed maximum aggregate value of the transaction represents the $100 million cash payment amount to be paid to Cumberland Pharmaceuticals Inc. (the "Company") in connection with the completion of the transactions contemplated by that certain Asset Purchase Agreement, dated as of April 22, 2026, by and among Nuvo Pharmaceuticals (Ireland) DAC, Apotex Inc., and the Company. In accordance with Section 14(g) of the Exchange Act and Rule 0-11 of the Exchange Act, the filing fee was determined by multiplying the proposed maximum aggregate value of the transaction by 0.00013810.